Regulatory Matters, Commitments, Contingencies and Environmental Matters (Tables)	12 Months Ended
Dec. 31, 2014
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
Operating Leases of Lessee Disclosure [Table Text Block]
We have certain non-cancelable leases for property and equipment, which require fixed monthly rental payments and expire at various dates through 2058. The table below reflects rental expense under these operating leases included in operating expenses in the accompanying statements of operations, which include contingent rentals, and rental expense recovered through related sublease rental income:

	Years Ended December 31,
	2014	2013	2012
Rental expense(1)	$159	$151	$60
Less: Sublease rental income	(26)	(24)	(4)
Rental expense, net	$133	$127	$56

(1)	Includes contingent rentals totaling $24 million, $22 million and $6 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Future Minimum Lease Commitments
Future minimum lease commitments for such leases are:

Years Ending December 31:
2015	$151
2016	129
2017	118
2018	108
2019	102
Thereafter	829
Future minimum lease commitments	1,437
Less: Sublease rental income	(34)
Net future minimum lease commitments	$1,403

Environmental Exit Costs by Cost [Table Text Block]
The table below reflects the amounts of accrued liabilities recorded in our consolidated balance sheets related to environmental matters that are considered to be probable and reasonably estimable. Currently, we are not able to estimate possible losses or a range of possible losses in excess of amounts accrued. Except for matters discussed above, we do not have any material environmental matters assessed as reasonably possible that would require disclosure in our consolidated financial statements.

	December 31,
	2014	2013
Current	$41	$47
Non-current	360	356
Total environmental liabilities	$401	$403